EXHIBIT 10.1

COMMON STOCK SUBSCRIPTION AGREEMENT
OF HEARx Ltd.

         THIS COMMON STOCK SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) is made and entered into as of this      day of March, 2002, by and between HEARx Ltd. (the “Company”) and the undersigned (the “Investor,” and the Investor together with the Company each a “Party” and collectively the “Parties”). Pursuant to the terms of this Subscription Agreement, the Investor hereby subscribes for and agrees to purchase shares of common stock, par value $.10 per share (the “Common Stock”) of the Company and warrants to purchase additional shares of Common Stock.

         1.     Agreement to Subscribe; Purchase Price. At a purchase price per share of One Dollar ($1) (the “Purchase Price”), and for an aggregate purchase price of      Dollars ($     ) (the “Aggregate Purchase Price”), Investor hereby subscribes for      (     ) shares of Common Stock (the “Shares”) and      (     ) three-year Common Stock purchase warrants to purchase additional shares of Common Stock for an exercise price of $1.15 per share (the “Warrants”) (the Shares and Warrants collectively, the “Securities”).

         2.     Closing. Investor shall pay the Aggregate Purchase Price by wire transfer of same-day funds in U.S. dollars against counter-delivery of certificates (the “Certificates”) representing the Shares and the Warrants by the Company. The consummation of the purchase and sale of the Shares and Warrants (the “Closing”) shall take place promptly upon the full payment of the Aggregate Purchase Price and delivery of the Certificates, but in no event later than three business days after the date hereof.

         3.     Reset Right. In the event that within the twelve months following the Closing, the Company sells shares of Common Stock in a capital raising transaction at a price less than $1 per share, the Purchase Price hereunder shall be adjusted to such per share price (the “Adjusted Purchase Price”) and the Company shall issue the Investor additional shares of Common Stock equal to the number of shares the Investor would have received at the Adjusted Purchase Price for the Aggregate Purchase Price less the number of Shares the Investor actually acquired at the Closing. The Company shall not issue any fractional shares of Common Stock as a result of this paragraph 3. Instead, the number of shares shall be rounded to the nearest whole number.

         4.     Representations and Warranties of Investor. The Investor hereby represents and warrants to the Company as follows:

                  (a) This Agreement has been validly executed and delivered by Investor (and, if Investor is other than an individual, the execution and delivery of this Agreement has been duly authorized by all necessary corporate or partnership action) and is a valid and binding agreement of Investor enforceable against Investor in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors’ rights.

                  (b) The Securities for which the Investor hereby subscribes are being acquired by the Investor for investment only, for the Investor’s own account, and not with a view to, or for sale in connection with, any distribution of the Securities in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act or any applicable foreign rule or law governing the distribution of the Securities. The Securities are not being purchased for subdivision or fractionalization thereof. The Investor has no contract, undertaking, agreement, or arrangement with any person or entity to sell, hypothecate, pledge, donate, or otherwise transfer (with or without consideration) to any such person or entity any of the Securities for which the Investor hereby subscribes. The Investor has no present plans or intention to enter into any such contract, undertaking, agreement, or arrangement.

                  (c) The Investor has sufficient experience in business, financial, and investment matters to be able to evaluate the risk involved in the purchase of the Securities subscribed for hereby and to make an informed investment decision with respect to such purchase.

                  (d) The present financial condition of the Investor is such that it is under no present or contemplated future need to dispose of any portion of the Securities for which the Investor hereby subscribes to satisfy any existing or contemplated undertaking, need, or indebtedness.

                  (e) The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act.

         5.     Investment Considerations. The Investor is aware of and acknowledges the following:

                  (a) The purchase of the Securities is a speculative investment which involves a high risk of loss by the Investor of its entire investment.

                  (b) No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement of the Securities.

                  (c) The Securities have not been registered under either the Securities Act or applicable state securities laws (the “State Acts”) and, therefore, cannot be resold unless they are registered under the Securities Act and the State Acts or unless an exemption from such registration is available.

                  (d) The solicitation of this Agreement and the offer and sale of the Securities are being made by the Company in reliance upon the provisions of Regulation D promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act and the Company is relying on the representations and warranties of the Investor contained herein to ensure compliance with Regulation D.

                  (d) The stock certificates of the Company that will evidence the Securities for which the Investor subscribes hereby will be imprinted with a conspicuous legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

         6.     Registration. The Company agrees to take such action as soon as reasonably practicable to following the Closing prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Shares) covering the resale of the Shares purchased hereunder. The Investor acknowledges and agrees that such resale registration can only be initiated after the consummation or termination of the merger agreement between the Company and Helix Hearing Care of America Corp.

         7.     Successors and Assigns. This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their successors and assigns.

         8.     Delaware Law. This Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

         9.     Facsimile. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of this Agreement shall be binding on all parties hereto.

         10.     Notice. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, to the address of the party’s principal place of business.

         11.     Entire Agreement; No Waiver. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements relating thereto. This Agreement may not be amended or any provision hereof waived, in whole or in part, except by a written amendment signed by both of the Parties.

         IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the date first written above.

COMPANY:

HEARx Ltd.

By:

Print Name and Title

INVESTOR:

Print Name (and Title if applicable)

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